Income Taxes - Schedule of Unrecognized Tax Benefits Roll Forward (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Unrecognized tax benefits (gross):
Benefits at the beginning of the year	$ 0	$ 0
Increase related to prior year tax positions	94	0
Decrease related to prior year tax positions	0	0
Increase related to current year tax positions	86	0
Benefits at the end of the year	$ 180	$ 0